Exhibit 10.1

Lifetime Brands, Inc.

$75,000,000 4.75% Convertible Senior Notes Due 2011

REGISTRATION RIGHTS AGREEMENT

June 27, 2006

Citigroup Global Markets Inc.
As Representative of the Initial Purchasers
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

        Lifetime Brands, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), proposes to issue and sell to certain purchasers (the “Initial Purchasers”), for whom you (the “Representative”) are acting as representative, its 4.75% Convertible Senior Notes due 2011 (the “Securities”), upon the terms set forth in the Purchase Agreement between the Company and the Representative dated June 21, 2006 (the “Purchase Agreement”) relating to the initial placement (the “Initial Placement”) of the Securities. To induce the Initial Purchasers to enter into the Purchase Agreement and to satisfy a condition to your obligations thereunder, the Company agrees with you for your benefit and the benefit of the holders from time to time of the Securities (including the Initial Purchasers) (each a “Holder” and, collectively, the “Holders”), as follows:

        1.     Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

        “Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

        “Broker-Dealer” shall mean any broker or dealer registered as such under the Exchange Act.

        “Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

        “Closing Date” shall mean the date of the first issuance of the Securities.

        “Commission” shall mean the Securities and Exchange Commission.

        “Deferral Period” shall have the meaning set forth in Section 3(k) hereof.

        “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

        “Final Memorandum” shall mean the offering memorandum, dated June 21, 2006, relating to the Securities, including any and all exhibits thereto and any information incorporated by reference therein as of such date.

        “Holder” shall have the meaning set forth in the preamble hereto.

        “Indenture” shall mean the Indenture relating to the Securities, dated as of the date hereof, between the Company and HSBC Bank USA, N.A., as trustee, as the same may be amended from time to time in accordance with the terms thereof.

        “Initial Placement” shall have the meaning set forth in the preamble hereto.

        “Initial Purchasers” shall have the meaning set forth in the preamble hereto.

        “Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433 under the Act.

        “Losses” shall have the meaning set forth in Section 5(d) hereof.

        “Majority Holders” shall mean, on any date, Holders of a majority of the aggregate principal amount of Securities registered under a Registration Statement.

        “Managing Underwriters” shall mean the investment banker or investment bankers and manager or managers that administer an underwritten offering, if any, conducted pursuant to Section 6 hereof.

        “NASD Rules” shall mean the Conduct Rules and the By-Laws of the National Association of Securities Dealers, Inc.

        “Notice and Questionnaire” shall mean a written notice delivered to the Company substantially in the form attached as Annex A to the Final Memorandum.

        “Notice Holder” shall mean, on any date, any Holder of Registrable Securities that has delivered a Notice and Questionnaire to the Company on or prior to such date.

        “Prospectus” shall mean a prospectus included in the Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities covered by the Shelf Registration Statement, and all amendments and supplements thereto, including any and all exhibits thereto and any information incorporated by reference therein.

        “Purchase Agreement” shall have the meaning set forth in the preamble hereto.

        “Registrable Securities” shall mean Securities other than those that have been (i) registered under the Shelf Registration Statement and disposed of in accordance therewith or (ii) distributed to the public pursuant to Rule 144 under the Act or any successor rule or regulation thereto that may be adopted by the Commission.

        “Registration Default” shall have the meaning set forth in Section 8 hereof.

        “Registration Default Damages” shall have the meaning set forth in Section 8 hereof.

        “Securities” shall have the meaning set forth in the preamble hereto.

        “Shelf Registration Period” shall have the meaning set forth in Section 2(c) hereof.

        “Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 2 hereof which covers some or all of the Securities on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

        “Suspension Event” shall have the meaning set forth in Section 3(k) hereof.

        “Trustee” shall mean the trustee with respect to the Securities under the Indenture.

        “Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

        “Underwriter” shall mean any underwriter of Securities in connection with an offering thereof under the Shelf Registration Statement.

        2.    Shelf Registration. (a) The Company shall as promptly as practicable (but in no event more than 90 days after the Closing Date) use its reasonable best efforts to file with the Commission a Shelf Registration Statement providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities, from time to time in accordance with the methods of distribution elected by such Holders, pursuant to Rule 415 under the Act or any similar rule that may be adopted by the Commission.

        (b)     The Company shall use its reasonable best efforts to cause the Shelf Registration Statement to become or be declared effective under the Act as promptly as is practicable, but in any event, no later than 180 days after the Closing Date.

        (c)     The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period (the “Shelf Registration Period”) from the date the Shelf Registration Statement is declared effective by the Commission until such date that is the earliest of (i) the date as of which all the Securities or the common stock issuable upon conversion of the Securities have been sold either under Rule 144 under the Securities Act (or any similar provision then in force) or pursuant to the Shelf Registration Statement; (ii) the date as of which all the Securities or the common stock issuable upon conversion of the Securities held by non-affiliates of the Company are eligible to be sold to the public pursuant to Rule 144(k) under the Securities Act or any successor provision; or (iii) the date on which there are no outstanding Registrable Securities.

        (d)     The Company shall cause the Shelf Registration Statement, as of the date it became effective, and any Prospectus and any Issuer Free Writing Prospectus and any amendment or supplement thereto, as of the date thereof, (i) to comply in all material respects with the applicable requirements of the Act; and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

        (e)     Each Holder of Registrable Securities agrees to deliver a Notice and Questionnaire to the Company at least ten Business Days prior to any distribution by it of Registrable Securities under the Shelf Registration Statement. From and after the date the Shelf Registration Statement is declared effective, the Company shall, as promptly as is practicable after the date a Notice and Questionnaire is delivered, and in any event within fifteen Business Days after such date, (i) if required by applicable law, file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or an amendment or supplement to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling holder in the Shelf Registration Statement and the related Prospectus and so that such Holder is permitted to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law, provided, that the Company will not be obligated to file more than one post-effective amendment in any 60-day period; (ii) provide such Holder copies of any documents filed pursuant to Section 2(e)(i) hereof; and (iii) notify such Holder as promptly as practicable after the effectiveness under the Act of any post-effective amendment filed pursuant to Section 2(e)(i) hereof; provided, that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above within 15 Business Days of the expiration of the Deferral Period in accordance with Section 3(k) hereof. Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling holder in the Shelf Registration Statement or related Prospectus; provided, however, that any Holder that becomes a Notice Holder pursuant to the provisions of this Section 2(e) (whether or not such Holder was a Notice Holder at the time the Shelf Registration Statement was declared effective) shall be named as a selling holder in the Shelf Registration Statement or related Prospectus in accordance with the requirements of this Section 2(e). If the Company files a post-effective amendment to the Shelf Registration Statement pursuant to this Section 2(e), it shall use its reasonable best efforts to cause such post-effective amendment to be declared effective under the Act as promptly as is practicable, but in no event more than 45 days after the date upon which the such post-effective amendment is required to be filed pursuant to this Section 2(e).

        3.     Registration Procedures. The following provisions shall apply in connection with the Shelf Registration Statement.

        (a)    The Company shall:

(i) furnish to each of the Representative and to counsel for the Notice Holders, not less than five Business Days prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (including all documents incorporated by reference therein after the initial filing) and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the Representative reasonably proposes; and

(ii) include information regarding the Notice Holders and the methods of distribution they have elected for their Registrable Securities provided to the Company in Notices and Questionnaires as necessary to permit such distribution by the methods specified therein.

        (b)    The Company shall ensure that:

(i) the Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto and any Issuer Free Writing Prospectus complies in all material respects with the Act; and

(ii) (x) the Shelf Registration Statement and any amendment thereto, as of the date it becomes effective, and (y) each Prospectus forming part thereof and any amendment or supplement and each Issuer Free Writing Prospectus in each case as of the date thereof, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

        (c)    The Company shall advise the Representative, the Notice Holders and any underwriter that has provided in writing to the Company a telephone or facsimile number and address for notices, and confirm such advice by notice in writing (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):

(i) when the Shelf Registration Statement, any post-effective amendment thereto, the Prospectus, any Prospectus supplement, or any Issuer Free Writing Prospectus has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the Commission for any amendment or supplement to the Shelf Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information;

(iii) of the issuance by the Commission of any stop order suspending the effectiveness, or of any notice that would prevent the use, of the Shelf Registration Statement under the Act, or the institution or threatening of any proceeding for such purpose,

(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the threatening or initiation of any proceeding for such purpose,

(v) of the existence of any fact or the happening of any event, during the Shelf Registration Period, that makes any statement of a material fact made in the Shelf Registration Statement, any Prospectus, any Issuer Free Writing Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement, the Prospectus or any Issuer Free Writing Prospectus in order to make the statements therein not misleading, or

(vi) when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement.

        (d)     Upon the occurrence of any event contemplated by subsections (c)(ii) through (vi) above, the Company shall promptly (or within the time period provided for by Section 3(k) hereof, if applicable) prepare a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the related Prospectus, relevant Issuer Free Writing Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to purchasers of the securities included therein, the Registration Statement, Prospectus and Issuer Free Writing Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

        (e)     The Company shall use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of, or any notice objecting to the use of, the Shelf Registration Statement or the qualification of the securities therein for sale in any jurisdiction and, if issued, to obtain as soon as possible the withdrawal thereof.

        (f)     Subject to Section 2(e)(i), if requested by any Notice Holder or any of the Initial Purchasers, the Company shall promptly incorporate in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holder may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Registrable Securities.

        (g)     The Company shall furnish to each Notice Holder, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if a Notice Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

        (h)     During the Shelf Registration Period, the Company shall promptly deliver to each Initial Purchaser, each Notice Holder, and any sales or placement agents or underwriters acting on their behalf, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto, and any Issuer Free Writing Prospectus, as such persons may reasonably request. The Company hereby consents to the use of the Prospectus and any amendment or supplement thereto, and any Issuer Free Writing Prospectus, by each of the Notice Holders in connection with the offering and sale of the Registrable Securities.

        (i)     Prior to any offering of Securities pursuant to the Shelf Registration Statement, the Company shall arrange for the qualification of the Securities for sale under the laws of such jurisdictions as any Notice Holder shall reasonably request and shall maintain such qualification in effect so long as required; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the Initial Placement or any offering pursuant to the Shelf Registration Statement, in any jurisdiction where it is not then so subject.

        (j)     The     Company shall cooperate with the Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Securities to be issued or sold pursuant to the Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request.

        (k)     If (x) the Company, in its reasonable judgment, believes it may possess material non-public information the disclosure of which would be seriously detrimental to it and its subsidiaries taken as a whole or (y) the Prospectus would, in the Company’s reasonable judgment, contain a material misstatement or omission as a result of an event that has occurred or is continuing (each such event, a “Suspension Event”), the Company may suspend the availability of the Shelf Registration Statement and the related Prospectus and any relevant Issuer Free Writing Prospectus, upon the occurrence of which the Company shall give notice (without notice of the nature or details of such events) to the Notice Holders that the availability of the Shelf Registration Statement is suspended. Upon the occurrence of a Suspension Event and the receipt of notice that the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus is suspended, each Notice Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration until such Notice Holder’s receipt of copies of the supplemented or amended Prospectus provided for in Section 3(d) hereof, or until it is advised in writing by the Company that the Prospectus and any applicable Issuer Free Writing Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus and any applicable Issuer Free Writing Prospectus. The period during which the availability of the Shelf Registration, any Prospectus or any Issuer Free Writing Prospectus is suspended (the “Deferral Period”) shall not exceed 45 days in any 90-day period or 90 days in any twelve-month period, provided, however, if the Suspension Event relates to a proposed or pending material business transaction, the disclosure of which the Company determines in good faith would be reasonably likely to impede its ability to consummate such transaction, or would otherwise be seriously detrimental to the Company and its subsidiaries taken as a whole, the Company may extend the Deferral Period from 45 days to 60 days.

        (l)     Not later than the effective date of the Shelf Registration Statement, the Company shall provide a CUSIP number for the Securities registered under the Shelf Registration Statement and provide the Trustee with printed certificates for such Securities, free of any restrictive legends, in a form eligible for deposit with The Depository Trust Company.

        (m)     The Company shall comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Act as soon as practicable after the effective date of the Shelf Registration Statement and in any event no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement.

        (n)     The Company shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

        (o)     The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement. The Company may exclude from the Shelf Registration Statement the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

        (p)     The Company shall enter into customary agreements (including, if requested in accordance with Section 6 hereof, an underwriting agreement in customary form) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 5 hereof.

        (q)     The Company shall:

(i) make reasonably available for inspection by the Holders of Securities to be registered thereunder, any underwriter participating in any disposition pursuant to the Shelf Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records and pertinent corporate documents of the Company and its subsidiaries;

(ii) cause the Company’s officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement as is customary for similar due diligence examinations;

(iii) cause all common stock covered by the Shelf Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which the common stock of the Company is then listed or quoted.

(iv) provide to each Holder upon written request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act after the effective date of the Shelf Registration Statement, unless such document is available through the Commission’s EDGAR system.

(v) make such representations and warranties to the Holders of Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

(vi) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

(vii) obtain “comfort” letters and updates thereof from the independent registered public accounting firm of the Company (and, if necessary, any other independent registered public accounting firm of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each selling Holder of Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with primary underwritten offerings; and

(viii) deliver such documents and certificates as may be reasonably requested by the Majority Holders or the Managing Underwriters, if any, including those to evidence compliance with Section 3(k) hereof and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

The actions set forth in clauses (v), (vi), (vii) and (viii) of this paragraph (q) shall be performed at (A) the effectiveness of the Shelf Registration Statement and each post-effective amendment thereto; and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

        (r)     In the event that any Broker-Dealer shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the NASD Rules) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such Broker-Dealer in complying with the NASD Rules.

        (s)     The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Securities covered by the Shelf Registration Statement.

        4.    Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall reimburse the Holders for the reasonable fees and disbursements of one firm or counsel, which shall initially beCleary Gottlieb Steen & Hamilton LLP, but which may be another nationally recognized law firm experienced in securities matters designated by the Majority Holders to act as counsel for the Holders in connection herewith.

        5.    Indemnification and Contribution. (a)  The Company agrees to indemnify and hold harmless each Holder of Securities covered by the Shelf Registration Statement, each Initial Purchaser, the directors, officers, employees, affiliates and agents of each such Holder or Initial Purchaser and each person who controls any such Holder or Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any Issuer Free Writing Prospectus, preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Issuer Free Writing Prospectus, preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees, subject to the notice provisions of Section 5(c) hereof, to reimburse each such indemnified party, as incurred, for any reasonable legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the party claiming indemnification specifically for inclusion therein. This indemnity agreement shall be in addition to any liability that the Company may otherwise have.

        The Company also agrees to indemnify as provided in this Section 5(a) or contribute as provided in Section 5(d) hereof to Losses of each underwriter, if any, of Securities registered under the Shelf Registration Statement, its directors, officers, employees, affiliates or agents and each person who controls such underwriter on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this paragraph (a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 3(p) hereof.

        (b)     Each Holder of securities covered by the Shelf Registration Statement (including each Initial Purchaser that is a Holder, in such capacity) severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Shelf Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement shall be acknowledged by each Notice Holder that is not an Initial Purchaser in such Notice Holder’s Notice and Questionnaire and shall be in addition to any liability that any such Notice Holder may otherwise have.

        (c)     Promptly after receipt by an indemnified party under this Section 5 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided,however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

        (d)     In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending loss, claim, liability, damage or action) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Shelf Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, as set forth in the Final Memorandum, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Shelf Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) as set forth in the Final Memorandum. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as received by them in connection with the initial placement of the Securities, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities registered under the Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Shelf Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above.

Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Shelf Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

        (e)     The provisions of this Section 5 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the indemnified persons referred to in this Section 5, and shall survive the sale by a Holder of securities covered by the Shelf Registration Statement.

        6.    Underwritten Registrations. (a) If any of the Securities covered by the Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Majority Holders.

        (b)     No person may participate in any underwritten offering pursuant to the Shelf Registration Statement unless such person (i) agrees to sell such person’s Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

        7.    Rule 144A and Rule 144. The Company agrees with each Holder, for so long as any Registrable Securities remain outstanding the Company will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act.

        8.    Registration Defaults. If any of the following events (each, a “Registration Default”) shall occur, then the Company shall pay liquidated damages (the “Registration Default Damages”) to the Holders of Securities in respect of the Securities as follows:

        (a)     if the Shelf Registration Statement is not filed with the Commission on or prior to the 90th day following the Closing Date, then commencing on the 91st day after the Closing Date, Registration Default Damages shall accrue on the Registrable Securities at a rate of 0.25% per annum for the first 90 days from and including such 91st day and 0.50% per annum thereafter; or

        (b)     if the Shelf Registration Statement is not declared effective by the Commission on or prior to the 180thday following the Closing Date, then commencing on the 181st day after the Closing Date, Registration Default Damages shall accrue on the Registrable Securities at a rate of 0.25% per annum for the first 90 days from and including such 181st day and 0.50% per annum thereafter; or

        (c)     if the Shelf Registration Statement has been declared effective but ceases to be effective (other than pursuant to Section 3(k) hereof) at any time during the Shelf Registration Period, then commencing on the day the Shelf Registration Statement ceases to be effective, Registration Default Damages shall accrue on the Registrable Securities at a rate of 0.25% per annum for the first 90 days from and including such date on which the Shelf Registration Statement ceases to be effective and 0.50% per annum thereafter; or

        (d)     if the Company is required to file a post-effective amendment to the Shelf Registration Statement pursuant to Section 2(e) hereof and such post-effective amendment has not been declared effective by the Commission on or prior to the 45th day following the date upon which the Company is required to filed such post-effective amendment, then commencing on the 46th day after such date, Registration Default Damages shall accrue on the Registrable Securities at a rate of 0.25% per annum for the first 90 days from and including such 46th day and 0.50% per annum thereafter; or

        (e)     if the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 3(k) hereof, then commencing on the day the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period, Registration Default Damages shall accrue on the Registrable Securities at a rate of 0.25% per annum for the first 90 days from and including such date and 0.50% per annum thereafter; provided, however, that (1) upon the filing of the Shelf Registration Statement (in the case of paragraph (a) above), (2) upon the effectiveness of the Shelf Registration Statement (in the case of paragraph (b) above), (3) upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of paragraph (c) above), or (4) upon the termination of the Deferral Period that caused the limit on the aggregate duration of Deferral Periods in a period set forth in Section 3(k) to be exceeded (in the case of paragraph (d) above), Registration Default Damages shall cease to accrue.

        (f)     Notwithstanding the foregoing, in no event will Registration Default Damages:

(i) be payable in connection with a failure to register the common stock. For the avoidance of doubt, if the Company fails to register both the Securities and the common stock issuable upon conversion of the Securities, then the Registration Default Damages shall be payable in connection with the failure to register the Securities; or

(ii) accrue after the second anniversary of the date of issuance of any Securities or be payable at a rate per year exceeding 0.50%.

        (g)     In the event that a Holder converts some or all of its Securities into common stock during a Registration Default, the Conversion Rate (as defined in the Indenture) of the Securities will be increased by 3% as set forth in the Indenture.

        9.     No Inconsistent Agreements. The Company has not entered into, and agrees not to enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or that otherwise conflicts with the provisions hereof.

        10.     Amendments and Waivers. The provisions of this Agreement may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of a majority of the aggregate principal amount ofthe RegistrableSecurities outstanding; provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective; provided, further, that no amendment, qualification, supplement, waiver or consent with respect to Section 8 hereof shall be effective as against any Holder of Registered Securities unless consented to in writing by such Holder; and provided, further, that the provisions of this Section 10 may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Initial Purchasers and each Holder.

        11.     Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

        (a)     if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of the Notice and Questionnaire, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture;

        (b)     if to the Initial Purchasers or the Representative, initially at the address or addresses set forth in the Purchase Agreement; and

        (c)     if to the Company, initially at its address set forth in the Purchase Agreement.

        All such notices and communications shall be deemed to have been duly given when received.

        The Initial Purchasers or the Company by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

        12.    Remedies. Each Holder, in addition to being entitled to exercise all rights provided to it herein, in the Indenture or in the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

        13.    Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Securities, and the indemnified persons referred to in Section 5 hereof. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

        14.    Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

        15.    Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

        16.    Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

        17.    Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

        18.    Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the several Initial Purchasers.

Very truly yours,

Lifetime Brands, Inc.

By: __________________________
Name:
Title:

The foregoing Agreement is hereby confirmed and
accepted as of the date first above written.

Citigroup Global Markets Inc.

By   ____________________
        Name:
        Title:

For itself and the other several
Initial Purchasers named in Schedule I
to the Purchase Agreement.